Offerings - Offering: 1	Feb. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 76,542,415.23
Fee Rate	0.01381%
Amount of Registration Fee	$ 10,570.51
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to $76,542,415.23 of the JPMorgan Private Markets Fund.